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                                                                    Exhibit 10.1


                     WAIVER, CONSENT AND SECOND AMENDMENT TO
                               TERM LOAN AGREEMENT

     THIS WAIVER, CONSENT AND SECOND AMENDMENT TO TERM LOAN AGREEMENT (this "Amendment"), dated to be effective as of September 27, 2002, is entered into among PILLOWTEX CORPORATION, a Delaware corporation (the "Borrower"), the lenders that are parties to the Loan Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

                                   BACKGROUND

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Term Loan Agreement, dated as of May 24, 2002 (as amended through the date hereof, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein shall be used herein as defined in the Loan Agreement.

     B. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Loan Agreement.

     C. The Borrower has requested a limited waiver of compliance with certain financial covenants under the Loan Agreement.

     D. The Borrower has requested that the Lenders consent to the sale of certain Subject Assets.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 7 of this Amendment and the other conditions contained herein, the Lenders hereby waive compliance by the Borrower with (a) the required Interest Coverage Ratio set forth in Section 10.1 of the Loan Agreement at the end of the fiscal quarter ending on September 28, 2002, and (b) the required Leverage Ratio set forth in Section 10.2 of the Loan Agreement at the end of the fiscal quarter ending on September 28, 2002. The waiver provided in this Section 1 shall not be and shall not be deemed to be a waiver of any other covenant or requirement under the Loan Agreement.

     2. CONSENT. Borrower desires to sell (a) the Plant 7 Sheeting Mill located in Salisbury, North Carolina, (b) the Manufacturing Facility located in Rocky Mount, North Carolina, and (c) the Yarn Mill located in Tarboro, North Carolina, each of which is a Subject Asset (collectively, the "Subject Asset Sales"). Subject to the satisfaction of the conditions of effectiveness set forth in
Section 7 of this Amendment and the other conditions contained herein, the Lenders hereby consent to the Subject Asset Sales, which consent is expressly conditioned on the following: (i) Net Cash Proceeds received from the Subject Asset Sales shall be used to prepay the Term Loan in accordance with Section 3.3 of the Loan Agreement; and

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(ii) the Subject Asset Sales shall be consummated on substantially the same material terms and conditions (with no changes as to amount or terms of payment) set forth in the respective purchase contracts set forth in Exhibit A to this Amendment. The consent provided hereby (A) is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Agreement or any Loan Document are intended to be effected hereby, and (B) shall not constitute and shall not be deemed to constitute a waiver of future compliance by Borrower with any provision of the Loan Agreement or any Loan Document.

     3. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

          (a) New clauses (q) and (r) are added to Section 8.1 immediately following clause (p) of such Section 8.1, as follows:

               (q) As soon as practical, but in any event not later than November 27, 2002, financial statement projections for the Borrower and its Subsidiaries for fiscal years 2003, 2004, and 2005, showing budgeted performance for each such fiscal year, in form and detail reasonably satisfactory to the Administrative Agent.

               (r) As soon as practical, but in any event no later than 30 days after the end of each fiscal month of the Borrower, beginning with the fiscal month ending September 28, 2002 and continuing through and including the fiscal month ending December 28, 2002, a certificate of the vice president and controller, the vice president and treasurer or the chief financial officer of the Borrower, in form and detail satisfactory to the Administrative Agent, demonstrating compliance with Section 10.3 and Section 10.4 as of the end of such fiscal month.

          (b) New Sections 10.3 and 10.4 are added immediately following Section 10.2, as follows:

               Section 10.3 Asset Coverage Ratio. The Borrower will not permit the ratio of (a) the sum of (i) cash on hand, plus (ii) the amount of eligible accounts receivable and inventory in the "Borrowing Base" described in the Revolving Credit Agreement, plus (iii) 50% of net property, plant, and equipment book values, to (b) the outstanding principal amount of all long term Debt, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, at the end of each fiscal month, beginning with the fiscal month ending September 28, 2002 and ending with the fiscal month ending December 28, 2002, to be less than 1.0 to 1.0, measured monthly in accordance with the requirements of Section 8.1(r).

               Section 10.4 Minimum Availability. Permit the minimum amount available to be borrowed under the Revolving Credit Agreement to be less than (a) $40,000,000 during the fiscal month of September 2002, and (b) $45,000,000 during the fiscal months of October, November and December 2002, measured monthly in accordance with the requirements of
          Section 8.1(r).

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          (c) Clause (e) of Section 13.1 is amended and restated in its entirety, as follows:

          (e) all other reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement or any other Loan Document, including, without limitation, all reasonable costs, expenses, and other charges incurred in connection with obtaining any mortgagee title insurance policy, survey, audit, or appraisal in respect of the Collateral, including such costs, expenses and charges incurred in connection with the appraisal of the Subject Assets (other than the Subject Assets described in Section 2 above) undertaken in the fiscal quarter ending on December 28, 2002, by an appraiser or appraisers chosen by the Administrative Agent in its sole discretion.

     4. AMENDMENT FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Lenders that execute and deliver this Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, September 27, 2002, an amendment fee in an amount equal to the product of 0.25% multiplied by the outstanding principal amount of the Term Loan owed to each such Lender. Such amendment fee shall be paid in immediately available funds and shall be due and payable only to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the conditions set forth in Section 7 of this Amendment have been satisfied. The Borrower agrees that the failure to timely pay the amendment fee provided in this Section 4 shall constitute an immediate Event of Default under Section 11.1(a) of the Loan Agreement with no grace or cure period.

     5. RELEASE.

          (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

          (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

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          (c) The agreements of the Borrower and each Guarantor set forth in this Section 5 shall survive termination of this Amendment and the other Loan Documents.

     6. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

          (a) after giving effect to this Amendment, the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date);

          (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default;

          (c) the Borrower has legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will violate or conflict with, or result in a breach of, or constitute a default under, or require any consent under (i) the articles of incorporation, bylaws or other organizational documents of the Borrower, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Borrower is a party or by which it or any of its property is bound or subject; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of Borrower), is required for the execution, delivery or performance by the Borrower of this Amendment.

     7. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of September 27, 2002 only after each of the following conditions precedent shall have been satisfied:

          (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Required Lenders and the Borrower;

          (b) the representations and warranties set forth in Section 6 of this Amendment shall be true and correct;

          (c) all reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees

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     and expenses incurred on or prior to the date of this Amendment by
     Administrative Agent or any Lender, including, without limitation, the reasonable fees and expenses of Winstead Sechrest & Minick P.C. and FTI Consulting, shall have been paid; and

          (d) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     8. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended by this Amendment.

     9. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     10. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

     11. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     12. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

     13. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     Remainder of page intentionally blank.
                             Signature pages follow.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

PILLOWTEX CORPORATION


By:   /s/ Michael R. Harmon
      --------------------------------------
      Name:    Michael R. Harmon
      Title:   Executive Vice President
               & Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender


By:   /s/ William E. Livingstone, IV
      -----------------------------------------------
      William E. Livingstone, IV
      Managing Director







                      Waiver, Consent and Second Amendment
                                 Signature Page

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     Lender signature page to that certain Waiver, Consent and Second Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                             OCM ADMINISTRATIVE SERVICES II, L.L.C.

                             By:  Oaktree Capital Management, LLC
                             Its:   Manager

                                      By:      /s/ Richard Masson
                                               ---------------------------------
                                               Name:  Richard Masson
                                               Title: Principal

                                      By:      /s/ Richard Ting
                                               ---------------------------------
                                               Richard Ting
                                               Vice President, Legal


                      Waiver, Consent and Second Amendment
                                 Signature Page

     Lender signature page to that certain Waiver, Consent and Second Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                          CONTINENTAL CASUALTY COMPANY

                          By:      /s/ Marilou R. McGirr
                                   -----------------------------------
                                   Name:  Marilou R. McGirr
                                   Title: Vice President


                      Waiver, Consent and Second Amendment
                                 Signature Page

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     Lender signature page to that certain Waiver, Consent and Second Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                         BANK OF AMERICA STRATEGIC SOLUTIONS, INC.


                         By:      /s/ William E. Livingstone, IV
                                  -----------------------------------
                                  William E. Livingstone, IV
                                  Managing Director



                      Waiver, Consent and Second Amendment
                                 Signature Page

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         Lender signature page to that certain Waiver, Consent and Second
Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                           CREDIT SUISSE FIRST BOSTON

                           By:      /s/ Ian Landow
                                    --------------------------------------------
                                    Name:  Ian Landow
                                    Title: Assistant Vice President


                           By:      /s/ Howard Shams
                                    -----------------------------------
                                    Name:  Howard Shams
                                    Title: Managing Director


                      Waiver, Consent and Second Amendment
                                 Signature Page

     Lender signature page to that certain Waiver, Consent and Second Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                          FRANKLIN FLOATING RATE TRUST


                          By:      /s/ Richard D'Addario
                                   --------------------------------------------
                                   Name:  Richard D'Addario
                                   Title: Vice President

                      Waiver, Consent and Second Amendment
                                 Signature Page

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         Lender signature page to that certain Waiver, Consent and Second
Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                         CANPARTNERS INVESTMENTS IV, LLC

                         By:      /s/ Joshua S. Friedman
                                  -----------------------------------
                                  Name:  Joshua S. Friedman
                                  Title: Managing Directors


                      Waiver, Consent and Second Amendment
                                 Signature Page

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         Lender signature page to that certain Waiver, Consent and Second
Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                           ARK CLO 2000-1, LIMITED


                           By: Patriarch Partners, LLC
                               Its Collateral Manager

                                 By:      /s/ Lynn Tilton
                                          -----------------------------------
                                          Name:  Lynn Tilton
                                          Title: Authorized Signatory


                      Waiver, Consent and Second Amendment
                                 Signature Page

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         Lender signature page to that certain Waiver, Consent and Second
Amendment to Term Loan Agreement dated to be effective as of September 27, 2002, by and among Pillowtex Corporation, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

                           CONTRARIAN FUNDS LLC


                           By:   /s/ Jon Bauer
                                 --------------------------------------------
                                 Name:  Jon Bauer
                                 Title: Managing Member


                      Waiver, Consent and Second Amendment
                                 Signature Page

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     Each of the undersigned hereby (a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty

                                      GUARANTORS:

                                      PTEX, INC.
                                      PILLOWTEX MANAGEMENT SERVICES COMPANY
                                      BEACON MANUFACTURING COMPANY
                                      FC ONLINE, INC.
                                      TENNESSEE WOOLEN MILLS, INC.
                                      FIELDCREST CANNON, INC.
                                      ENCEE, INC.
                                      FCC CANADA, INC.
                                      FIELDCREST CANNON LICENSING, INC.
                                      FCI CORPORATE LLC
                                      FIELDCREST CANNON TRANSPORTATION, INC.
                                      FCI OPERATIONS LLC
                                      THE LESHNER CORPORATION
                                      OPELIKA INDUSTRIES, INC.
                                      PILLOWTEX CANADA INC.


                                      By:      /s/ Michael R. Harmon
                                               ---------------------------------
                                               Name:  Michael R. Harmon
                                               Title: Executive Vice President
                                                      & Chief Financial Officer

                                      PTEX HOLDING COMPANY
                                      FIELDCREST CANNON FINANCING, INC

                                      By:      /s/ Ralph John Wahoski
                                               ---------------------------------
                                               Name:  Ralph John Wahoski
                                               Title: Vice President


                      Waiver, Consent and Second Amendment
                                 Signature Page